Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

June 5, 2023

Patheon UK Limited
Executive Director & General Manager
Kingfisher Drive, Covingham
Swindon, Wiltshire SN3 5BZ
England

Re: Base Fees for Suite A-2

To whom it may concern:

This letter confirms and memorializes the understanding between Pacira Limited (“Pacira”) and Patheon UK Limited (“Patheon”) with respect to the payment of Base Fee at Manufacturing Suite A-2. Reference is made to that certain Manufacturing and Supply Agreement, dated as of April 4, 2014 (collectively with all purchase orders, statements of work, amendments, and modifications thereto, the “MSA”). All capitalized terms used but not defined herein shall have the definition set forth in the MSA.

Pursuant to Pacira’s letter to Patheon, dated November 23, 2022, entitled “Discontinuation of Suite A-2” (the “Letter”), [***]. Pacira and Patheon hereby agree that, notwithstanding anything to the contrary in the Letter or the MSA, (i) Pacira will be responsible for payment of the Base Fee for Manufacturing Suite A-2 through June 2024, and (ii) Pacira will not be responsible for payment of, and Patheon will not invoice Pacira for, any Base Fees for Manufacturing Suite A-2 in any month after June 2024, unless Pacira provides notice to Patheon that it wishes to resume Manufacture at Manufacturing Suite A-2 (in which case such resumption will be subject to and governed by the terms and conditions of the MSA and in particular that Pacira will comply with the conditions for the resumption of Manufacturing Services as set out in Schedule 2.1(a) part I Base Fee).

Except as set forth in this letter with respect to the Base Fee for Manufacturing Suite A-2, all other terms and conditions of the MSA shall remain in full force and effect. For the avoidance of doubt, this letter will not trigger any of Pacira’s obligations under Section 8.3 of the MSA.

Sincerely,

PACIRA LIMITED
By: /s/ Anthony Molloy, Esq.
Name: Anthony Molloy, Esq.
Title: General Counsel

AGREED AND ACKNOWLEDGED:
PATHEON UK LIMITED
By:/s/ Mike Potts
Name: Mike Potts
Title: Site General Manager